UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 11, 2008
Nissan Auto Receivables Corporation II
(Depositor)
Nissan Auto Receivables 2008-C Owner Trust
(Issuing Entity)

(Exact name of Registrant as Specified in its Charter)

Delaware	333-138931-04	26-6501020

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

ONE NISSAN WAY ROOM 5-124
FRANKLIN, TENNESSEE	37201-1800

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (615) 725-1121
None

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 1.01 ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT
ITEM 8.01 OTHER EVENTS.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
EXHIBIT INDEX
EX-4.1
EX-4.2
EX-4.3
EX-4.4
EX-4.5
EX-4.6
EX-99.1
EX-99.2
EX-99.3
EX-99.4

ITEM 1.01	ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT.
     On December 11, 2008, Nissan Auto Receivables Corporation II (“NARC II”) and Nissan Motor Acceptance Corporation (“NMAC”) entered into that certain Purchase Agreement, dated as of December 11, 2008 (the “Purchase Agreement”), pursuant to which NMAC transferred to NARC II certain retail installment sales contracts relating to certain new, near-new and used automobiles and light-duty trucks (the “Receivables”) and related property. On December 11, 2008, Nissan Auto Receivables 2008-C Owner Trust (the “Issuing Entity”), a Delaware statutory trust established by a Trust Agreement dated as of August 1, 2008, as amended and restated by an Amended and Restated Trust Agreement dated as of December 11, 2008 (the “Amended and Restated Trust Agreement”), by and between NARC II, as depositor, and Wilmington Trust Company, as owner trustee (the “Owner Trustee”), entered into that certain Sale and Servicing Agreement, dated as of December 11, 2008 (the “Sale and Servicing Agreement”), with NARC II, as seller, and NMAC, as servicer, pursuant to which the Receivables and related property were transferred to the Issuing Entity. Also on December 11, 2008, the Issuing Entity caused the issuance, pursuant to an Indenture, dated as of December 11, 2008 (the “Indenture”), by and between the Issuing Entity, as issuer, and Deutsche Bank Trust Company Americas, as indenture trustee (the “Indenture Trustee”), of certain notes in the following classes: Class A-1, Class A-2, Class A-3a and Class A-3b (collectively, the “Underwritten Notes”) and Class A-4 (the “Retained Notes” and, together with the Underwritten Notes, the “Notes”). Also on December 11, 2008, the Issuing Entity, NARC II, as seller, NMAC, as servicer, and the Indenture Trustee entered into that certain Yield Supplement Agreement, dated as of December 11, 2008 (the “Yield Supplement Agreement”), relating to the yield supplement account to be maintained for the benefit of the holders of the Notes. Also on December 11, 2008, the Issuing Entity, as issuer, NMAC, as administrator, the Indenture Trustee and the Owner Trustee entered into that certain Administration Agreement, dated as of December 11, 2008 (the “Administration Agreement”), relating to the provision by NMAC of certain services relating to the Notes. The Underwritten Notes, with an aggregate principal balance of $466,000,000 were sold to J.P. Morgan Securities Inc., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Citigroup Global Markets Inc., Deutsche Bank Securities, Inc., HSBC Securities (USA) Inc. and SG Americas Securities, LLC, as underwriters (the “Underwriters”) pursuant to an Underwriting Agreement, dated as of December 2, 2008, by and among NARC II, NMAC and J.P. Morgan Securities Inc., on behalf of itself and as the representative of the Underwriters. The Underwritten Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form S-3 (Commission File No. 333-138931).
     Attached as Exhibit 4.1 is the Sale and Servicing Agreement, as Exhibit 4.2 is the Indenture, as Exhibit 4.3 is the Purchase Agreement, as Exhibit 4.4 is the Amended and Restated Trust Agreement, as Exhibit 4.5 is the Administration Agreement and as Exhibit 4.6 is the Yield Supplement Agreement.

ITEM 8.01	OTHER EVENTS.
     On December 11, 2008, the Issuing Entity entered into an interest rate swap contract (“Swap Contract”), pursuant to an ISDA Master Agreement (the “ISDA Master Agreement”) dated as of December 11, 2008, by and between the Issuing Entity and HSBC Bank USA, National Association (the “Swap Counterparty”), an ISDA Credit Support Annex, dated as of December 11, 2008, by and between the Issuing Entity and the Swap Counterparty (the “Credit Support Annex”), a Schedule to the ISDA Master Agreement, dated as of December 11, 2008, by and between the Issuing Entity and the Swap Counterparty (the “Schedule”), and two Swap Transaction Confirmations, each dated as of December 11, 2008, by and between the Issuing Entity and the Swap Counterparty (the “Swap Confirmation”).
     Attached as Exhibit 99.1 is the ISDA Master Agreement, as Exhibit 99.2 is the Credit Support Annex, as Exhibit 99.3 is the Schedule, and as Exhibit 99.4 are the Swap Confirmations.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits

     The exhibit number corresponds with Item 601(a) of Regulation S-K.

Exhibit No.	Description
Exhibit 4.1	Sale and Servicing Agreement, dated as of December 11, 2008, by and among the Issuing Entity, as issuer, NARC II, as seller, and NMAC, as servicer.

Exhibit 4.2	Indenture, dated as of December 11, 2008, by and between the Issuing Entity, as issuer, and the Indenture Trustee.

Exhibit 4.3	Purchase Agreement, dated as of December 11, 2008, by and between NARC II, as purchaser, and NMAC, as seller.

Exhibit 4.4	Amended and Restated Trust Agreement, dated as of December 11, 2008, by and between NARC II, as depositor, and Wilmington Trust Company, as owner trustee.

Exhibit 4.5	Administration Agreement, dated as of December 11, 2008, by and among the Issuing Entity, as issuer, NMAC, as administrator, the Indenture Trustee and the Owner Trustee.

Exhibit 4.6	Yield Supplement Agreement, dated as of December 11, 2008, by and among the Issuing Entity, NARC II, as seller, NMAC, as servicer, and the Indenture Trustee.

Exhibit 99.1	ISDA Master Agreement, dated as of December 11, 2008, by and between the Issuing Entity and the Swap Counterparty.

Exhibit 99.2	ISDA Credit Support Annex, dated as of December 11, 2008, by and between the Issuing Entity and the Swap Counterparty.

Exhibit 99.3	Schedule to the ISDA Master Agreement, dated as of December 11, 2008, by and between the Issuing Entity and the Swap Counterparty.

Exhibit 99.4	Swap Transaction Confirmations, each dated as of December 11, 2008, by and between the Issuing Entity and the Swap Counterparty.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.

NISSAN AUTO RECEIVABLES 2008-C OWNER TRUST

By:	Nissan Auto Receivables Corporation II

	By:	/s/ Rakesh Kochhar Name: Rakesh Kochhar
Title: Treasurer
Date: December 12, 2008

EXHIBIT INDEX
Item 601(a) of Regulation S-K

Exhibit No.	Description
Exhibit 4.1	Sale and Servicing Agreement, dated as of December 11, 2008, by and among the Issuing Entity, as issuer, NARC II, as seller, and NMAC, as servicer.

Exhibit 4.2	Indenture, dated as of December 11, 2008, by and between the Issuing Entity, as issuer, and the Indenture Trustee.

Exhibit 4.3	Purchase Agreement, dated as of December 11, 2008, by and between NARC II, as purchaser, and NMAC, as seller.

Exhibit 4.4	Amended and Restated Trust Agreement, dated as of December 11, 2008, by and between NARC II, as depositor, and Wilmington Trust Company, as owner trustee.

Exhibit 4.5	Administration Agreement, dated as of December 11, 2008, by and among the Issuing Entity, as issuer, NMAC, as administrator, the Indenture Trustee and the Owner Trustee.

Exhibit 4.6	Yield Supplement Agreement, dated as of December 11, 2008, by and among the Issuing Entity, NARC II, as seller, NMAC, as servicer, and the Indenture Trustee.

Exhibit 99.1	ISDA Master Agreement, dated as of December 11, 2008, by and between the Issuing Entity and the Swap Counterparty.

Exhibit 99.2	ISDA Credit Support Annex, dated as of December 11, 2008, by and between the Issuing Entity and the Swap Counterparty.

Exhibit 99.3	Schedule to the ISDA Master Agreement, dated as of December 11, 2008, by and between the Issuing Entity and the Swap Counterparty.

Exhibit 99.4	Swap Transaction Confirmations, each dated as of December 11, 2008, by and between the Issuing Entity and the Swap Counterparty.